Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of WSB Financial Group, Inc. (the “Company”) on Form 10-Q for the second fiscal quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Terry A. Peterson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2008	By:	/s/ Terry A. Peterson
Terry A. Peterson
President and Chief Executive Officer

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